UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
Floating Rate Notes due 2020	TMO /20A	New York Stock Exchange
2.150% Notes due 2022	TMO 22A	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
0.125% Notes due 2025	TMO 25B	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

THERMO FISHER SCIENTIFIC INC.

Item 5.07 Submission of Matters to a Vote of Security Holders
At the annual meeting of stockholders of Thermo Fisher Scientific Inc. (the “Company”) held on May 20, 2020, the stockholders of the Company voted on the following proposals:
1. The following nominees were elected to the Company’s Board of Directors for a one-year term expiring at the 2021 annual meeting of stockholders.

	For	Against	Abstain	Broker Non-Votes
Marc N. Casper	311,311,076	15,984,489	1,395,990	19,138,227
Nelson J. Chai	322,956,337	5,566,415	168,803	19,138,227
C. Martin Harris	314,035,082	14,222,562	433,911	19,138,227
Tyler Jacks	322,490,039	6,035,607	165,909	19,138,227
Judy C. Lewent	323,216,842	5,330,689	144,024	19,138,227
Thomas J. Lynch	304,871,690	23,658,694	161,171	19,138,227
Jim P. Manzi	318,108,411	10,422,655	160,489	19,138,227
James C. Mullen	322,319,560	6,200,177	171,818	19,138,227
Lars R. Sørensen	316,444,698	11,738,861	507,996	19,138,227
Debora L. Spar	327,984,113	563,779	143,663	19,138,227
Scott M. Sperling	318,170,419	10,354,569	166,567	19,138,227
Dion J. Weisler	321,257,953	7,272,270	161,332	19,138,227

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	297,012,827
Against:	30,978,261
Abstain:	700,467
Broker Non-Votes:	19,138,227

3. The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020 was ratified.

For:	338,321,667
Against:	9,298,232
Abstain:	209,883

THERMO FISHER SCIENTIFIC INC.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	May 21, 2020	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel

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